Reporting entity	6 Months Ended
Jun. 30, 2020
Reporting entity
Reporting entity

1.     Reporting entity

Affimed N.V. is a Dutch company with limited liability (naamloze vennootschap) and has its corporate seat in Amsterdam, the Netherlands. The consolidated financial statements are comprised of Affimed N.V., and its controlled (and wholly owned) subsidiaries Affimed GmbH, Heidelberg, Germany, AbCheck s.r.o., Plzen, Czech Republic, Affimed Inc., Delaware, USA and AbCheck Inc., Delaware, USA (together “Affimed”, the “Company“ or the “Group”).

Affimed is a clinical-stage immuno-oncology company focused on discovering and developing highly targeted cancer immunotherapies. The Group’s product candidates represent an innovative approach to cancer treatment that seeks to harness the body’s own immune defenses to fight tumor cells. Affimed has its own research and development programs, strategic collaborations and service contracts, pursuant to which Affimed is performing research services for third parties.